Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 8 – Income Taxes

Prior to July 1, 2015 the Company was a limited liability company and was treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to its members in accordance with their respective percentage ownership. As such, no recognition of federal or state income taxes for the Company was provided for the period from January 1, 2015 to June 30, 2015.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance is established against all net deferred tax assets as of December 31, 2016 based on estimates of recoverability. While the Company has optimistic plans for its business strategy, it determined that such a valuation allowance was necessary given the current and expected near term losses and the uncertainty with respect to its ability to generate sufficient profits from its new business model.  Because of the impacts of the valuation allowance, there was no income tax expense or benefit for 2016 and 2015.

A reconciliation of the differences between the effective and statutory income tax rates for year ended December 31, 2016 and 2015:

	2016		2015
	Amount	Percent	Amount	Percent

Federal statutory rates	$(529,651)	34.0%	$(532,519)	34.0%
State income taxes	(77,890)	5.0%	(78,312)	5.0%
Pass through loss to LLC members	-	0.0%	303,519	-19.4%
Stock compensation	173,864	-11.2%	44,039	-2.8%
Valuation allowance against net deferred tax assets	433,677	-27.8%	263,273	-16.8%
Effective rate	$-	0.0%	$-	0.0%

At December 31, 2016 and 2015, the significant components of the deferred tax assets are summarized below:

	2016	2015
Deferred income tax asset
Net operating loss carryforwards	$696,949	$263,273
Total deferred income tax asset	696,949	263,273
Less: valuation allowance	(696,949)	(263,273)
Total deferred income tax asset	$-	$-

The Company recorded as of December 31, 2016 and 2015 a valuation allowance of $696,949 and $263,273, respectively, as it believes that it is more likely than not that the deferred tax assets will not be realized in future years. Management has based its assessment on the Company's lack of profitable operating history.

The Company annually conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of December 31, 2016 and 2015.

The Company has net operating loss carry-forwards of approximately $1,787,000 as of December 31, 2016. Such amounts are subject to IRS code section 382 limitations and expire in 2030. The 2014 to 2016 tax years are still subject to audit.  As a limited liability company, through June 30, 2015, in the event of an examination of the Company's tax return for the periods prior to July 1, 2015, the tax liability of the members could be changed if an adjustment in the Company's income (loss) is ultimately sustained by the taxing authorities.